EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Second Quarter 2025 Financial Results and Declares Dividend

HONOLULU, Hawaii July 25, 2025--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended June 30, 2025.

“I’m happy to report that First Hawaiian Bank had an outstanding second quarter, and posted net income of $73.2 million, a 23.6% increase over the first quarter,” said Bob Harrison, Chairman, President, and CEO. “Our results were driven by strong revenues, well controlled expenses and continued excellent credit quality.”

On July 23, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share.  The dividend will be payable on August 29, 2025, to stockholders of record at the close of business on August 18, 2025.

Second Quarter 2025 Highlights:

●	Net income of $73.2 million, or $0.58 per diluted share
●	Total loans and leases increased $58.8 million versus prior quarter
●	Total deposits increased $15.6 million versus prior quarter
●	Net interest margin increased 3 basis points to 3.11%
●	Recorded a $4.5 million provision for credit losses
●	Provision for income taxes included a net benefit of $5.1 million due a recent change in the California tax code
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $23.8 billion at June 30, 2025 versus $23.7 billion at March 31, 2025.

Gross loans and leases were $14.4 billion as of June 30, 2025, an increase of $58.8 million, or 0.4%, from $14.3 billion as of March 31, 2025.

Total deposits were $20.2 billion as of June 30, 2025, an increase of $15.6 million from March 31, 2025.

Net Interest Income

Net interest income for the second quarter of 2025 was $163.6 million, an increase of $3.1 million, or 1.9%, compared to $160.5 million for the prior quarter.

The net interest margin was 3.11% in the second quarter of 2025, an increase of 3 basis points compared to 3.08% in the prior quarter.

Provision Expense

During the quarter ended June 30, 2025, we recorded a $4.5 million provision for credit losses. In the quarter ended March 31, 2025, we recorded a $10.5 million provision for credit losses.

Noninterest Income

Noninterest income was $54.0 million in the second quarter of 2025, an increase of $3.5 million compared to noninterest income of $50.5 million in the prior quarter.

Noninterest Expense

Noninterest expense was $124.9 million in the second quarter of 2025, an  increase of $1.4 million compared to noninterest expense of $123.6 million in the prior quarter.

The efficiency ratio was 57.2% and 58.2% for the quarters ended June 30, 2025 and March 31, 2025, respectively.

Taxes

The effective tax rate was 16.9% and 23.0% for the quarters ended June 30, 2025 and March 31, 2025, respectively. The decrease in the effective tax rate was primarily due to the remeasurement of the California deferred tax assets as of the beginning of the year, reflecting the enactment of a recent change in the California tax code.

Asset Quality

The allowance for credit losses was $167.8 million, or 1.17% of total loans and leases, as of June 30, 2025, compared to $166.6 million, or 1.17% of total loans and leases, as of March 31, 2025. The reserve for unfunded commitments was $33.3 million as of June 30, 2025 and March 31, 2025. Net charge-offs were $3.3 million, or 0.09% of average loans and leases on an annualized basis, for the quarter ended June 30, 2025, compared to net charge-offs of $3.8 million, or 0.11% of average loans and leases on an annualized basis, for the quarter ended March 31, 2025. Total non-performing assets were $28.6 million, or 0.20% of total loans and leases and other real estate owned, on June 30, 2025, compared to total non-performing assets of $20.2 million, or 0.14% of total loans and leases and other real estate owned, on March 31, 2025.

Capital

Total stockholders' equity was $2.7 billion on June 30, 2025 versus $2.6 billion on March 31, 2025.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.12%, 13.03% and 14.28%, respectively, on June 30, 2025, compared with 9.01%, 12.93% and 14.17%, respectively, on March 31, 2025.

The Company repurchased 1.04 million shares of common stock at a total cost of $25.0 million under the stock repurchase program in the second quarter. The average cost was $23.99 per share repurchased.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register-conf.media-server.com/register/BI3617237efe0943198ba8998c36c623cc, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share data)	2025	2025	2024	2025	2024
Operating Results:
Net interest income	$163,583	$160,526	$152,851	$324,109	$307,278
Provision for credit losses	4,500	10,500	1,800	15,000	8,100
Noninterest income	53,958	50,477	51,768	104,435	103,139
Noninterest expense	124,939	123,560	122,086	248,499	250,899
Net income	73,247	59,248	61,921	132,495	116,141
Basic earnings per share	0.58	0.47	0.48	1.05	0.91
Diluted earnings per share	0.58	0.47	0.48	1.05	0.91
Dividends declared per share	0.26	0.26	0.26	0.52	0.52
Dividend payout ratio	44.83%	55.32%	54.17%	49.52%	57.14%
Performance Ratios(1):
Net interest margin	3.11%	3.08%	2.92%	3.10%	2.91%
Efficiency ratio	57.23%	58.22%	59.22%	57.71%	60.69%
Return on average total assets	1.23%	1.01%	1.04%	1.12%	0.97%
Return on average tangible assets (non-GAAP)(2)	1.28%	1.05%	1.08%	1.17%	1.01%
Return on average total stockholders' equity	11.03%	9.09%	9.91%	10.07%	9.32%
Return on average tangible stockholders' equity (non-GAAP)(2)	17.61%	14.59%	16.42%	16.12%	15.48%
Average Balances:
Average loans and leases	$14,288,918	$14,309,998	$14,358,049	$14,299,400	$14,335,306
Average earning assets	21,167,588	21,169,194	21,247,707	21,168,386	21,364,799
Average assets	23,859,410	23,890,459	23,958,913	23,874,849	24,073,060
Average deposits	20,280,042	20,354,040	20,308,028	20,316,836	20,439,979
Average stockholders' equity	2,663,850	2,641,978	2,512,471	2,652,975	2,504,656
Market Value Per Share:
Closing	24.96	24.44	20.76	24.96	20.76
High	25.09	28.28	22.68	28.28	23.12
Low	20.32	23.95	19.48	20.32	19.48

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share data)	2025	2025	2024	2024
Balance Sheet Data:
Loans and leases	$14,351,869	$14,293,036	$14,408,258	$14,359,899
Total assets	23,837,147	23,744,958	23,828,186	23,991,791
Total deposits	20,231,419	20,215,816	20,322,216	20,318,832
Short-term borrowings	250,000	250,000	250,000	500,000
Total stockholders' equity	2,694,545	2,648,852	2,617,486	2,550,312

Per Share of Common Stock:
Book value	$21.61	$21.07	$20.70	$19.94
Tangible book value (non-GAAP)(2)	13.63	13.15	12.83	12.16

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.20%	0.14%	0.14%	0.13%
Allowance for credit losses for loans and leases / total loans and leases	1.17%	1.17%	1.11%	1.12%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	13.03%	12.93%	12.80%	12.73%
Tier 1 Capital Ratio	13.03%	12.93%	12.80%	12.73%
Total Capital Ratio	14.28%	14.17%	13.99%	13.92%
Tier 1 Leverage Ratio	9.12%	9.01%	9.14%	9.03%
Total stockholders' equity to total assets	11.30%	11.16%	10.98%	10.63%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	7.44%	7.27%	7.10%	6.76%

Non-Financial Data:
Number of branches	48	48	48	48
Number of ATMs	274	273	273	272
Number of Full-Time Equivalent Employees	2,006	1,995	1,997	2,032

(1)	Except for the efficiency ratio, amounts are annualized for the three and six months ended June 30, 2025 and 2024 and three months ended March 31, 2025.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2025	2025	2024	2025	2024
Interest income
Loans and lease financing	$193,393	$192,102	$202,068	$385,495	$401,912
Available-for-sale investment securities	12,469	13,150	14,143	25,619	28,689
Held-to-maturity investment securities	16,299	16,647	17,575	32,946	35,368
Other	14,578	13,251	11,148	27,829	23,917
Total interest income	236,739	235,150	244,934	471,889	489,886
Interest expense
Deposits	70,289	71,709	85,609	141,998	169,752
Short-term borrowings	2,627	2,599	5,953	5,226	11,906
Other	240	316	521	556	950
Total interest expense	73,156	74,624	92,083	147,780	182,608
Net interest income	163,583	160,526	152,851	324,109	307,278
Provision for credit losses	4,500	10,500	1,800	15,000	8,100
Net interest income after provision for credit losses	159,083	150,026	151,051	309,109	299,178
Noninterest income
Service charges on deposit accounts	7,830	7,535	7,793	15,365	15,339
Credit and debit card fees	15,913	14,474	15,861	30,387	32,034
Other service charges and fees	13,350	12,167	11,036	25,517	20,940
Trust and investment services income	9,154	9,370	9,426	18,524	19,780
Bank-owned life insurance	4,724	4,371	3,360	9,095	7,646
Investment securities gains, net	—	37	—	37	—
Other	2,987	2,523	4,292	5,510	7,400
Total noninterest income	53,958	50,477	51,768	104,435	103,139
Noninterest expense
Salaries and employee benefits	59,501	60,104	57,737	119,605	116,999
Contracted services and professional fees	15,997	14,839	16,067	30,836	31,806
Occupancy	7,934	8,100	7,377	16,034	14,318
Equipment	14,037	13,871	13,196	27,908	26,609
Regulatory assessment and fees	3,759	3,823	3,814	7,582	11,934
Advertising and marketing	2,035	2,179	1,765	4,214	4,377
Card rewards program	8,406	7,919	8,719	16,325	17,227
Other	13,270	12,725	13,411	25,995	27,629
Total noninterest expense	124,939	123,560	122,086	248,499	250,899
Income before provision for income taxes	88,102	76,943	80,733	165,045	151,418
Provision for income taxes	14,855	17,695	18,812	32,550	35,277
Net income	$73,247	$59,248	$61,921	$132,495	$116,141
Basic earnings per share	$0.58	$0.47	$0.48	$1.05	$0.91
Diluted earnings per share	$0.58	$0.47	$0.48	$1.05	$0.91
Basic weighted-average outstanding shares	125,321,837	126,281,802	127,867,853	125,799,060	127,787,663
Diluted weighted-average outstanding shares	125,833,064	127,166,932	128,262,594	126,493,569	128,279,917

Consolidated Balance Sheets	Table 3
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except share amount)	2025	2025	2024	2024
Assets
Cash and due from banks	$304,624	$240,738	$258,057	$290,501
Interest-bearing deposits in other banks	1,094,411	1,073,841	912,133	824,258
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,097,906 as of June 30, 2025, $2,091,034 as of March 31, 2025, $2,190,448 as of December 31, 2024 and $2,379,004 as of June 30, 2024)	1,891,654	1,858,428	1,926,516	2,067,956
Held-to-maturity, at amortized cost (fair value: $3,230,698 as of June 30, 2025, $3,250,275 as of March 31, 2025, $3,262,509 as of December 31, 2024 and $3,401,006 as of June 30, 2024)	3,658,814	3,724,908	3,790,650	3,917,175
Loans held for sale	—	1,547	—	2,820
Loans and leases	14,351,869	14,293,036	14,408,258	14,359,899
Less: allowance for credit losses	167,825	166,612	160,393	160,517
Net loans and leases	14,184,044	14,126,424	14,247,865	14,199,382

Premises and equipment, net	299,149	292,576	288,530	283,762
Accrued interest receivable	77,943	78,973	79,979	82,512
Bank-owned life insurance	502,419	495,567	491,890	486,261
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	4,828	4,926	5,078	5,395
Other assets	823,769	851,538	831,996	836,277
Total assets	$23,837,147	$23,744,958	$23,828,186	$23,991,791
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,386,987	$13,330,265	$13,347,068	$13,461,365
Noninterest-bearing	6,844,432	6,885,551	6,975,148	6,857,467
Total deposits	20,231,419	20,215,816	20,322,216	20,318,832
Short-term borrowings	250,000	250,000	250,000	500,000
Retirement benefits payable	95,357	96,241	97,135	101,304
Other liabilities	565,826	534,049	541,349	521,343
Total liabilities	21,142,602	21,096,106	21,210,700	21,441,479

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 142,173,027 / 124,683,544 shares as of June 30, 2025, issued/outstanding: 142,139,353 / 125,692,598 shares as of March 31, 2025, issued/outstanding: 141,748,847 / 126,422,898 shares as of December 31, 2024 and issued/outstanding: 141,728,446 / 127,879,012 shares as of June 30, 2024)	1,422	1,421	1,417	1,417
Additional paid-in capital	2,567,936	2,564,408	2,560,380	2,554,795
Retained earnings	1,000,997	960,337	934,048	887,176
Accumulated other comprehensive loss, net	(407,008)	(433,769)	(463,994)	(519,132)
Treasury stock (17,489,483 shares as of June 30, 2025, 16,446,755 shares as of March 31, 2025, 15,325,949 shares as of December 31, 2024 and 13,849,434 shares as of June 30, 2024)	(468,802)	(443,545)	(414,365)	(373,944)
Total stockholders' equity	2,694,545	2,648,852	2,617,486	2,550,312
Total liabilities and stockholders' equity	$23,837,147	$23,744,958	$23,828,186	$23,991,791

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2025			March 31, 2025			June 30, 2024
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,276.8	$14.1	4.45%	$1,171.1	$12.8	4.44%	$773.4	$10.5	5.45%
Available-for-Sale Investment Securities
Taxable	1,869.3	12.5	2.67	1,891.4	13.2	2.79	2,100.7	14.1	2.69
Non-Taxable	1.3	—	5.27	1.4	—	5.52	1.5	—	5.76
Held-to-Maturity Investment Securities
Taxable	3,099.9	13.2	1.70	3,164.0	13.6	1.72	3,358.2	14.4	1.71
Non-Taxable	596.5	3.3	2.21	599.0	3.7	2.51	602.9	4.0	2.64
Total Investment Securities	5,567.0	29.0	2.08	5,655.8	30.5	2.16	6,063.3	32.5	2.15
Loans Held for Sale	0.3	—	6.86	0.3	—	6.28	1.0	—	6.58
Loans and Leases(1)
Commercial and industrial	2,291.5	35.2	6.16	2,196.8	33.6	6.20	2,201.6	38.1	6.96
Commercial real estate	4,392.5	66.9	6.11	4,420.1	66.5	6.10	4,305.6	71.5	6.68
Construction	900.4	14.9	6.66	937.0	15.4	6.67	984.8	18.5	7.57
Residential:
Residential mortgage	4,104.1	40.2	3.92	4,150.3	40.9	3.94	4,229.4	40.1	3.80
Home equity line	1,154.4	13.4	4.64	1,149.8	13.1	4.61	1,164.2	12.6	4.35
Consumer	1,013.9	19.2	7.58	1,019.5	18.9	7.53	1,054.1	17.7	6.74
Lease financing	432.1	4.2	3.90	436.5	4.3	3.99	418.3	4.3	4.09
Total Loans and Leases	14,288.9	194.0	5.44	14,310.0	192.7	5.44	14,358.0	202.8	5.67
Other Earning Assets	34.6	0.4	4.94	32.0	0.4	5.48	52.0	0.7	5.25
Total Earning Assets(2)	21,167.6	237.5	4.50	21,169.2	236.4	4.51	21,247.7	246.5	4.66
Cash and Due from Banks	222.3			235.9			240.4
Other Assets	2,469.5			2,485.4			2,470.8
Total Assets	$23,859.4			$23,890.5			$23,958.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,247.5	$21.0	1.35%	$6,232.5	$21.3	1.38%	$6,000.4	$23.4	1.57%
Money Market	3,822.1	22.8	2.39	3,922.2	23.0	2.38	4,076.7	30.6	3.02
Time	3,389.4	26.5	3.14	3,317.1	27.4	3.36	3,284.3	31.6	3.87
Total Interest-Bearing Deposits	13,459.0	70.3	2.09	13,471.8	71.7	2.16	13,361.4	85.6	2.58
Other Short-Term Borrowings	250.0	2.6	4.22	250.0	2.6	4.22	500.0	6.0	4.79
Other Interest-Bearing Liabilities	20.8	0.2	4.62	27.5	0.3	4.67	38.2	0.5	5.48
Total Interest-Bearing Liabilities	13,729.8	73.1	2.14	13,749.3	74.6	2.20	13,899.6	92.1	2.66
Net Interest Income		$164.4			$161.8			$154.4
Interest Rate Spread(3)			2.36%			2.31%			2.00%
Net Interest Margin(4)			3.11%			3.08%			2.92%
Noninterest-Bearing Demand Deposits	6,821.0			6,882.2			6,946.6
Other Liabilities	644.7			617.0			600.2
Stockholders' Equity	2,663.9			2,642.0			2,512.5
Total Liabilities and Stockholders' Equity	$23,859.4			$23,890.5			$23,958.9

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.8 million, $1.2 million and $1.5 million for the three months ended June 30, 2025, March 31, 2025 and June 30, 2024, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended June 30, 2025, March 31, 2025 and June 30, 2024, on a fully taxable-equivalent basis, divided by average total earning assets.

Average Balances and Interest Rates						Table 5
	Six Months Ended			Six Months Ended
	June 30, 2025			June 30, 2024
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,224.3	$27.0	4.44%	$815.9	$22.1	5.45%
Available-for-Sale Investment Securities
Taxable	1,880.3	25.6	2.73	2,155.7	28.7	2.66
Non-Taxable	1.3	—	5.38	1.6	—	5.68
Held-to-Maturity Investment Securities
Taxable	3,131.8	26.8	1.71	3,387.3	29.0	1.71
Non-Taxable	597.7	7.0	2.36	603.2	7.9	2.65
Total Investment Securities	5,611.1	59.4	2.12	6,147.8	65.6	2.14
Loans Held for Sale	0.3	—	6.54	0.9	—	6.72
Loans and Leases(1)
Commercial and industrial	2,244.4	68.8	6.18	2,183.3	75.3	6.94
Commercial real estate	4,406.3	133.3	6.10	4,314.6	141.7	6.60
Construction	918.6	30.4	6.67	954.8	35.9	7.56
Residential:
Residential mortgage	4,127.1	81.2	3.93	4,246.7	82.1	3.87
Home equity line	1,152.1	26.4	4.62	1,168.1	24.7	4.24
Consumer	1,016.6	38.1	7.56	1,068.8	35.7	6.72
Lease financing	434.3	8.5	3.95	399.0	8.0	4.00
Total Loans and Leases	14,299.4	386.7	5.44	14,335.3	403.4	5.65
Other Earning Assets	33.3	0.8	5.20	64.9	1.8	5.64
Total Earning Assets(2)	21,168.4	473.9	4.50	21,364.8	492.9	4.63
Cash and Due from Banks	229.0			242.4
Other Assets	2,477.4			2,465.9
Total Assets	$23,874.8			$24,073.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,240.1	$42.2	1.36%	$6,030.1	$46.9	1.56%
Money Market	3,871.8	45.8	2.38	4,010.8	59.4	2.98
Time	3,353.5	54.0	3.25	3,304.8	63.5	3.86
Total Interest-Bearing Deposits	13,465.4	142.0	2.13	13,345.7	169.8	2.56
Other Short-Term Borrowings	250.0	5.2	4.22	500.0	11.9	4.79
Other Interest-Bearing Liabilities	24.1	0.6	4.65	35.6	0.9	5.36
Total Interest-Bearing Liabilities	13,739.5	147.8	2.17	13,881.3	182.6	2.65
Net Interest Income		$326.1			$310.3
Interest Rate Spread(3)			2.33%			1.98%
Net Interest Margin(4)			3.10%			2.91%
Noninterest-Bearing Demand Deposits	6,851.4			7,094.3
Other Liabilities	630.9			592.8
Stockholders' Equity	2,653.0			2,504.7
Total Liabilities and Stockholders' Equity	$23,874.8			$24,073.1

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $2.0 million and $3.0 million for the six months ended June 30, 2025 and 2024, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the six months ended June 30, 2025 and 2024, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended June 30, 2025
	Compared to March 31, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$1.3	$—	$1.3
Available-for-Sale Investment Securities
Taxable	(0.1)	(0.6)	(0.7)
Held-to-Maturity Investment Securities
Taxable	(0.2)	(0.2)	(0.4)
Non-Taxable	—	(0.4)	(0.4)
Total Investment Securities	(0.3)	(1.2)	(1.5)
Loans and Leases
Commercial and industrial	1.8	(0.2)	1.6
Commercial real estate	0.1	0.3	0.4
Construction	(0.5)	—	(0.5)
Residential:
Residential mortgage	(0.5)	(0.2)	(0.7)
Home equity line	0.1	0.2	0.3
Consumer	—	0.3	0.3
Lease financing	—	(0.1)	(0.1)
Total Loans and Leases	1.0	0.3	1.3
Total Change in Interest Income	2.0	(0.9)	1.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	(0.4)	(0.3)
Money Market	(0.4)	0.2	(0.2)
Time	0.7	(1.6)	(0.9)
Total Interest-Bearing Deposits	0.4	(1.8)	(1.4)
Other Interest-Bearing Liabilities	(0.1)	—	(0.1)
Total Change in Interest Expense	0.3	(1.8)	(1.5)
Change in Net Interest Income	$1.7	$0.9	$2.6

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended June 30, 2025
	Compared to June 30, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$5.8	$(2.2)	$3.6
Available-for-Sale Investment Securities
Taxable	(1.5)	(0.1)	(1.6)
Held-to-Maturity Investment Securities
Taxable	(1.1)	(0.1)	(1.2)
Non-Taxable	(0.1)	(0.6)	(0.7)
Total Investment Securities	(2.7)	(0.8)	(3.5)
Loans and Leases
Commercial and industrial	1.6	(4.5)	(2.9)
Commercial real estate	1.5	(6.1)	(4.6)
Construction	(1.5)	(2.1)	(3.6)
Residential:
Residential mortgage	(1.2)	1.3	0.1
Home equity line	(0.1)	0.9	0.8
Consumer	(0.7)	2.2	1.5
Lease financing	0.1	(0.2)	(0.1)
Total Loans and Leases	(0.3)	(8.5)	(8.8)
Other Earning Assets	(0.2)	(0.1)	(0.3)
Total Change in Interest Income	2.6	(11.6)	(9.0)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	1.0	(3.4)	(2.4)
Money Market	(1.8)	(6.0)	(7.8)
Time	1.0	(6.1)	(5.1)
Total Interest-Bearing Deposits	0.2	(15.5)	(15.3)
Other Short-Term Borrowings	(2.8)	(0.6)	(3.4)
Other Interest-Bearing Liabilities	(0.2)	(0.1)	(0.3)
Total Change in Interest Expense	(2.8)	(16.2)	(19.0)
Change in Net Interest Income	$5.4	$4.6	$10.0

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 8
	Six Months Ended June 30, 2025
	Compared to June 30, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$9.5	$(4.6)	$4.9
Available-for-Sale Investment Securities
Taxable	(3.8)	0.7	(3.1)
Held-to-Maturity Investment Securities
Taxable	(2.2)	—	(2.2)
Non-Taxable	(0.1)	(0.8)	(0.9)
Total Investment Securities	(6.1)	(0.1)	(6.2)
Loans and Leases
Commercial and industrial	2.0	(8.5)	(6.5)
Commercial real estate	2.8	(11.2)	(8.4)
Construction	(1.3)	(4.2)	(5.5)
Residential:
Residential mortgage	(2.2)	1.3	(0.9)
Home equity line	(0.3)	2.0	1.7
Consumer	(1.8)	4.2	2.4
Lease financing	0.6	(0.1)	0.5
Total Loans and Leases	(0.2)	(16.5)	(16.7)
Other Earning Assets	(0.8)	(0.2)	(1.0)
Total Change in Interest Income	2.4	(21.4)	(19.0)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	1.5	(6.2)	(4.7)
Money Market	(2.0)	(11.6)	(13.6)
Time	0.9	(10.4)	(9.5)
Total Interest-Bearing Deposits	0.4	(28.2)	(27.8)
Other Short-Term Borrowings	(5.4)	(1.3)	(6.7)
Other Interest-Bearing Liabilities	(0.2)	(0.1)	(0.3)
Total Change in Interest Expense	(5.2)	(29.6)	(34.8)
Change in Net Interest Income	$7.6	$8.2	$15.8

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases				Table 9
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2025	2025	2024	2024
Commercial and industrial	$2,370,210	$2,261,394	$2,247,428	$2,208,690
Commercial real estate	4,411,585	4,367,433	4,463,992	4,305,017
Construction	884,306	954,072	918,326	1,017,649
Residential:
Residential mortgage	4,085,827	4,129,518	4,168,154	4,216,416
Home equity line	1,161,876	1,144,895	1,151,739	1,159,833
Total residential	5,247,703	5,274,413	5,319,893	5,376,249
Consumer	1,011,125	998,325	1,023,969	1,027,104
Lease financing	426,940	437,399	434,650	425,190
Total loans and leases	$14,351,869	$14,293,036	$14,408,258	$14,359,899

Deposits				Table 10
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2025	2025	2024	2024
Demand	$6,844,432	$6,885,551	$6,975,148	$6,857,467
Savings	6,219,801	6,110,796	6,021,364	6,055,051
Money Market	3,777,681	3,865,203	4,027,334	4,111,609
Time	3,389,505	3,354,266	3,298,370	3,294,705
Total Deposits	$20,231,419	$20,215,816	$20,322,216	$20,318,832

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2025	2025	2024	2024
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$1,184	$—	$329	$1,084
Commercial real estate	3,185	216	411	3,085
Construction	904	375	—	447
Total Commercial Loans	5,273	591	740	4,616
Residential Loans:
Residential mortgage	15,032	12,809	12,768	7,273
Home equity line	8,286	6,788	7,171	6,124
Total Residential Loans	23,318	19,597	19,939	13,397
Total Non-Accrual Loans and Leases	28,591	20,188	20,679	18,013
Total Non-Performing Assets	$28,591	$20,188	$20,679	$18,013

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$942	$740	$1,432	$110
Construction	—	—	536	—
Total Commercial Loans	942	740	1,968	110
Residential mortgage	309	1,008	1,317	1,820
Consumer	3,187	2,554	2,734	1,835
Total Accruing Loans and Leases Past Due 90 Days or More	$4,438	$4,302	$6,019	$3,765

Total Loans and Leases	$14,351,869	$14,293,036	$14,408,258	$14,359,899

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(dollars in thousands)	2025	2025	2024	2025	2024
Balance at Beginning of Period	$199,959	$193,240	$194,649	$193,240	$192,138
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(688)	(1,459)	(677)	(2,147)	(1,586)
Lease financing	(82)	—	—	(82)	—
Total Commercial Loans	(770)	(1,459)	(677)	(2,229)	(1,586)
Home equity line	(16)	(14)	—	(30)	—
Consumer	(4,543)	(5,025)	(4,182)	(9,568)	(9,036)
Total Loans and Leases Charged-Off	(5,329)	(6,498)	(4,859)	(11,827)	(10,622)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	196	403	250	599	461
Commercial real estate	—	251	—	251	—
Total Commercial Loans	196	654	250	850	461
Residential Loans:
Residential mortgage	109	20	28	129	58
Home equity line	32	64	112	96	156
Total Residential Loans	141	84	140	225	214
Consumer	1,705	1,979	1,950	3,684	3,639
Total Recoveries on Loans and Leases Previously Charged-Off	2,042	2,717	2,340	4,759	4,314
Net Loans and Leases Charged-Off	(3,287)	(3,781)	(2,519)	(7,068)	(6,308)
Provision for Credit Losses	4,500	10,500	1,800	15,000	8,100
Balance at End of Period	$201,172	$199,959	$193,930	$201,172	$193,930
Components:
Allowance for Credit Losses	$167,825	$166,612	$160,517	$167,825	$160,517
Reserve for Unfunded Commitments	33,347	33,347	33,413	33,347	33,413
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$201,172	$199,959	$193,930	$201,172	$193,930
Average Loans and Leases Outstanding	$14,288,918	$14,309,998	$14,358,049	$14,299,400	$14,335,306
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.09%	0.11%	0.07%	0.10%	0.09%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.17%	1.17%	1.12%	1.17%	1.12%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	5.87x	8.25x	8.91x	5.87x	8.91x

(1)	Annualized for the three and six months ended June 30, 2025 and 2024 and three months ended March 31, 2025.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2025	2024	2023	2022	2021	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$75,108	$143,460	$64,613	$158,143	$194,932	$239,648	$1,282,369	$21,144	$2,179,417
Special Mention	407	874	2,114	1,589	123	21,393	24,455	—	50,955
Substandard	537	—	—	10,554	39	1,193	42,079	—	54,402
Other (1)	11,171	11,347	6,926	5,216	1,851	1,583	47,342	—	85,436
Total Commercial and Industrial	87,223	155,681	73,653	175,502	196,945	263,817	1,396,245	21,144	2,370,210
Current period gross charge-offs	1	43	95	202	356	1,420	30	—	2,147

Commercial Real Estate
Risk rating:
Pass	169,890	290,636	374,749	795,676	655,689	1,822,004	101,260	7,588	4,217,492
Special Mention	—	3,336	1,682	7,455	41,396	54,805	11,003	—	119,677
Substandard	—	5,613	540	57,437	1,005	9,193	500	—	74,288
Other (1)	—	—	—	—	—	128	—	—	128
Total Commercial Real Estate	169,890	299,585	376,971	860,568	698,090	1,886,130	112,763	7,588	4,411,585
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	10,471	141,948	207,877	285,083	134,469	49,647	21,163	—	850,658
Special Mention	—	—	—	—	—	138	—	—	138
Substandard	—	—	—	—	—	904	—	—	904
Other (1)	2,557	14,216	6,299	5,200	1,486	2,153	695	—	32,606
Total Construction	13,028	156,164	214,176	290,283	135,955	52,842	21,858	—	884,306
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	75,371	87,087	96,362	52,286	12,405	96,879	—	—	420,390
Special Mention	—	—	209	—	169	—	—	—	378
Substandard	—	5,418	488	266	—	—	—	—	6,172
Total Lease Financing	75,371	92,505	97,059	52,552	12,574	96,879	—	—	426,940
Current period gross charge-offs	—	—	—	—	—	82	—	—	82

Total Commercial Lending	$345,512	$703,935	$761,859	$1,378,905	$1,043,564	$2,299,668	$1,530,866	$28,732	$8,093,041
Current period gross charge-offs	$1	$43	$95	$202	$356	$1,502	$30	$—	$2,229

(continued)

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2025	2024	2023	2022	2021	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$75,024	$152,336	$184,091	$466,879	$889,999	$1,539,891	$—	$—	$3,308,220
680 - 739	7,541	20,371	27,773	80,105	119,482	192,183	—	—	447,455
620 - 679	4,787	1,274	5,446	8,256	25,983	37,856	—	—	83,602
550 - 619	—	1,508	444	7,226	6,840	26,115	—	—	42,133
Less than 550	—	156	1,439	1,547	3,123	7,033	—	—	13,298
No Score (3)	1,471	9,893	6,036	16,659	9,758	47,459	—	—	91,276
Other (2)	11,078	7,868	11,820	16,274	13,972	35,769	3,062	—	99,843
Total Residential Mortgage	99,901	193,406	237,049	596,946	1,069,157	1,886,306	3,062	—	4,085,827
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	926,318	1,275	927,593
680 - 739	—	—	—	—	—	—	173,339	1,656	174,995
620 - 679	—	—	—	—	—	—	34,428	579	35,007
550 - 619	—	—	—	—	—	—	14,006	552	14,558
Less than 550	—	—	—	—	—	—	8,129	395	8,524
No Score (3)	—	—	—	—	—	—	1,199	—	1,199
Total Home Equity Line	—	—	—	—	—	—	1,157,419	4,457	1,161,876
Current period gross charge-offs	—	—	—	—	—	—	30	—	30

Total Residential Lending	$99,901	$193,406	$237,049	$596,946	$1,069,157	$1,886,306	$1,160,481	$4,457	$5,247,703
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$30	$—	$30

Consumer Lending
FICO:
740 and greater	61,761	75,352	53,350	65,835	31,177	10,411	95,804	96	393,786
680 - 739	41,443	60,382	35,296	33,253	15,631	6,463	84,324	568	277,360
620 - 679	20,622	26,812	14,646	15,734	7,570	4,810	50,024	817	141,035
550 - 619	2,805	9,190	7,165	8,375	4,849	3,479	16,574	888	53,325
Less than 550	664	3,896	4,177	4,758	2,669	2,281	5,594	545	24,584
No Score (3)	545	232	58	21	—	13	38,412	186	39,467
Other (2)	229	—	601	240	583	1,032	78,883	—	81,568
Total Consumer Lending	$128,069	$175,864	$115,293	$128,216	$62,479	$28,489	$369,615	$3,100	$1,011,125
Current period gross charge-offs	$35	$1,282	$998	$986	$506	$1,299	$3,966	$496	$9,568

Total Loans and Leases	$573,482	$1,073,205	$1,114,201	$2,104,067	$2,175,200	$4,214,463	$3,060,962	$36,289	$14,351,869
Current period gross charge-offs	$36	$1,325	$1,093	$1,188	$862	$2,801	$4,026	$496	$11,827

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score (680 and above). As of June 30, 2025, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of June 30, 2025, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2025	2025	2024	2025	2024
Income Statement Data:
Net income	$73,247	$59,248	$61,921	$132,495	$116,141

Average total stockholders' equity	$2,663,850	$2,641,978	$2,512,471	$2,652,975	$2,504,656
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,668,358	$1,646,486	$1,516,979	$1,657,483	$1,509,164

Average total assets	$23,859,410	$23,890,459	$23,958,913	$23,874,849	$24,073,060
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$22,863,918	$22,894,967	$22,963,421	$22,879,357	$23,077,568

Return on average total stockholders' equity(1)	11.03%	9.09%	9.91%	10.07%	9.32%
Return on average tangible stockholders' equity (non-GAAP)(1)	17.61%	14.59%	16.42%	16.12%	15.48%

Return on average total assets(1)	1.23%	1.01%	1.04%	1.12%	0.97%
Return on average tangible assets (non-GAAP)(1)	1.28%	1.05%	1.08%	1.17%	1.01%

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share amounts)	2025	2025	2024	2024
Balance Sheet Data:
Total stockholders' equity	$2,694,545	$2,648,852	$2,617,486	$2,550,312
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,699,053	$1,653,360	$1,621,994	$1,554,820

Total assets	$23,837,147	$23,744,958	$23,828,186	$23,991,791
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$22,841,655	$22,749,466	$22,832,694	$22,996,299

Shares outstanding	124,683,544	125,692,598	126,422,898	127,879,012

Total stockholders' equity to total assets	11.30%	11.16%	10.98%	10.63%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.44%	7.27%	7.10%	6.76%

Book value per share	$21.61	$21.07	$20.70	$19.94
Tangible book value per share (non-GAAP)	$13.63	$13.15	$12.83	$12.16

(1)	Annualized for the three and six months ended June 30, 2025 and 2024 and three months ended March 31, 2025.